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                                  EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1996 included in NetManage, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


                                                       /s/ Arthur Andersen LLP


                                                       ARTHUR ANDERSEN LLP


San Jose, California
July 29, 1996

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